UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 21, 2005

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)


          Bermuda                    001-16625                   98-0231912
(State or other jurisdiction   Commission File Number   (I.R.S. Employer Identification
     of incorporation)                                            Number)
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             50 Main Street                                  10606
         White Plains, New York                            (Zip code)
(Address of principal executive offices)

                                 (914) 684-2800
                    (Registrant's telephone number, including
                                   area code)

                                      N.A.
          (Former name or former address, if changes since last report)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01  Entry into a Material Definitive Agreement
           ------------------------------------------

           On November 15, 2005, Bunge Limited Finance Corp. ("BLFC"), a wholly owned subsidiary of Bunge Limited, amended the terms under its existing $850,000,000 revolving credit agreement. BLFC, as borrower, has entered into the Third Amended and Restated Revolving Credit Agreement, dated November 15, 2005 ("Amended Revolving Credit Agreement") with Citibank, N.A., as syndication agent, BNP Paribas, as a documentation agent, Credit Suisse, as a documentation agent, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International," New York Branch, as a documentation agent, JPMorgan Chase Bank, N.A. as administrative agent, and certain lenders party thereto. The existing revolving credit agreement was amended to allow BLFC to borrow in both U.S. dollars and euros. The total U.S. dollar equivalent commitments of $850,000,000 under the Amended Revolving Credit Agreement remain unchanged and the termination date of the Amended Revolving Credit Agreement remains June 29, 2009. Borrowings under the Amended Revolving Credit Agreement are guaranteed by Bunge Limited. Apart from the amendments described above, all other material terms and conditions of the Amended Revolving Credit Agreement remain unchanged. The Amended Revolving Credit Agreement is included as exhibit 10.1 hereto. From time to time, certain of the lenders under the Amended Revolving Credit Agreement or their affiliates provide financial services to the registrant and its subsidiaries, including customary commercial and investment banking services.

           As of September 30, 2005, approximately $60.0 million was outstanding under the Amended Revolving Credit Agreement.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement
           --------------------------------------

           The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.


Item 9.01  Financial Statements and Exhibits
           ---------------------------------
        (a) None

        (b) None

        (c) None

        (d) Exhibits.


         Exhibit No.      Description
         -----------      -----------

           10.1 Third Amended and Restated Revolving Credit Agreement, dated November 15, 2005



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated:  November 21, 2005


                                              BUNGE LIMITED


                                              By: /s/ WILLIAM M. WELLS
                                                 -------------------------------
                                                  Name:  William M. Wells
                                                  Title: Chief Financial Officer

                                    EXHIBITS



         Exhibit No.      Description
         -----------      -----------

           10.1 Third Amended and Restated Revolving Credit Agreement, dated November 15, 2005